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                                                                     Exhibit 21

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                                                        Jurisdiction
Subsidiary                                            of Organization
----------                                            ---------------
Superior TeleCom Inc. .................................... Delaware
Superior Trust I ......................................... Delaware
DNE Systems, Inc. ........................................ Delaware
DNE Manufacturing & Service Company ...................... Delaware
DNE Technologies, Inc. ................................... Delaware
Superior Essex Inc. ...................................... Delaware
Superior Telecommunications Inc. ......................... Georgia
Superior Cable Corporation ............................... Ontario
Texas SUT Inc. ........................................... Texas
Superior Cable Ltd. ...................................... Israel
Cables of Zion United Works Ltd. ......................... Israel
SUT Acquisition Corporation  ............................. Delaware
Essex International Inc. (80+%)  ......................... Delaware
Essex Group Inc. ......................................... Michigan
Essex Services Inc. ...................................... Delaware
Diamond Wire & Cable Company  ............................ Illinois
Essex Technology Inc. .................................... Delaware
Essex International Ltd. ................................. U.K.
Temple Electrical Ltd. ................................... U.K.
Interstate Industries Holdings, Inc. ..................... Delaware
Interstate Industries, Inc. .............................. Mississippi
Essex Group Export Inc. .................................. Barbados
Essex Canada Inc. ........................................ Delaware
SX Mauritius Holding, Inc. ............................... Mauritius
Active Industries, Inc. .................................. Delaware
Essex Funding Inc. ....................................... Delaware
Essex Group Mexico, Inc. ................................. Delaware
Essex Mexico HOldings, Inc. .............................. Delaware
Essex Group Mexico, S.A. de C.V. ......................... Mexico
Grupo Essex de Mexico, S. de R.L. de C.V. ................ Mexico

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